United States
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                               Alpha Virtual, Inc.
                -------------------------------------------------
                 (Exact name of registrant specified in charter)


     Delaware                         0-12382                   95-2577731
------------------              -------------------        ---------------------
    (State of                     (Commission File            (IRS Employer
  Incorporation)                       Number)              Identification No.)


                          10345 West Olympic Boulevard
                                    Suite 102
                          Los Angeles, California 90064
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 432-6208
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND Exhibits.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Alpha Virtual, Inc.


                                     By: /s/ Charles A. Lesser
                                        ----------------------------------------
                                        Charles A. Lesser, President

Dated:  October 17, 2003
                                       i

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
Esstec, Inc. and subsidiary

We have audited the accompanying consolidated balance sheet of Esstec, Inc. and subsidiary as of December 31, 2002, and the related consolidated statements of operations, stockholders' deficit and cash flows for the year ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We did not audit the financial statements of Essential Tec of Pakistan, whose statements reflect combined total assets of approximately $94,240 as of December 31, 2002 and combined total net revenues of $24,528 for the year then ended; Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for Essential Tec of Pakistan for the year ended December 31, 2002, is based solely on the report of the other auditors. The 2001 consolidated financial statements were audited by other auditors whose report dated May 10, 2002, on those statements included an explanatory paragraph describing conditions that raised substantial doubt about the Company's ability to continue as a going concern.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Esstec, Inc. and subsidiary as of December 31, 2002, and the results of its consolidated operations and its cash flows for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.


The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses from operations, has negative cash flows from operations, and has a net working capital deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 11. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


KABANI & COMPANY, INC.
CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California
August 22, 2003

                                                     ESSTEC, INC. AND SUBSIDIARY
                                                     CONSOLIDATED BALANCE SHEETS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
                                     ASSETS             2002          2001
                                                  -------------  -------------
Current assets
   Cash & cash equivalents                        $     22,664   $      9,384
   Accounts receivable                                       -         19,463
   Other receivable                                        300         29,650
   Related party receivables                            27,556         74,084
   Prepaid expenses & other current assets              45,133          8,279
                                                  ------------   ------------
         Total current assets                           95,653        140,860

Property and equipment, net                             49,417        145,992
Other assets                                                 -         23,699
                                                  ------------   ------------
         Total assets                             $    145,070   $    310,551
                                                  ============   ============
                      LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
   Accounts payable                               $    188,971   $    350,632
   Accrued expenses                                    109,016         94,178
   Due to related parties                              189,947        185,331
   Deferred compensation                               140,618        112,115
   Current portion of note payable                      45,000              -
   Current portion of capital lease obligation           5,423          4,479
                                                  ------------   ------------
         Total current liabilities                     678,975        746,735

Capital lease obligation, net of current portion             -          5,383
                                                  ------------   ------------
         Total liabilities                             678,975        752,118
                                                  ------------   ------------
Shareholders' deficit
   Preferred stock, $0.001 par value
     5,000,000 shares authorized                             -              -
     0 shares issued and outstanding
   Common stock, $0.001 par value 50,000,000
     shares authorized 4,259,496 and 3,242,117
     shares issued and outstanding at December
     31, 2002 2001, respectively                         4,259          3,242
   Common stock committed, 33,333 and 113,143 shares
     at December 31, 2002 and 2001, respectively        10,000         76,000
   Deferred compensation                              (477,141)      (137,759)
   Additional paid-in capital                        5,129,790      3,025,877
   Accumulated other comprehensive loss                 (2,952)        (2,235)
   Accumulated deficits                             (5,197,861)    (3,406,692)
                                                  ------------   ------------
         Total stockholders' deficit                  (533,905)      (441,567)
                                                  ------------   ------------
           Total liabilities and shareholders'
                deficit                           $    145,070   $    310,551
                                                  ============   ============
                   The accompanying notes are an integral part of these consolidated financial statements.

                                                     ESSTEC, INC. AND SUBSIDIARY
                    CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

                                                      2002           2001
                                                  -----------    -----------
Net revenue
   Software development revenues -
     former parent and affiliates                 $   124,000    $         -
   Software development revenues -
     non-affiliates                                   270,011        522,408
                                                  -----------    -----------
           Total net revenues                         394,011        522,408
                                                  -----------    -----------
Cost of revenues
   Cost of revenues - former parent
     and affiliates                                    24,496              -
   Cost of revenues - non-affiliates                  142,713        524,630
                                                  -----------    -----------
           Total cost of revenues                     167,209        524,630
                                                  -----------    -----------
Gross profit (loss)
   Gross profit (loss) - former parent
     and affiliates                                    99,504              -
   Gross profit (loss) - non-affiliates               127,298         (2,222)

                                                  -----------    -----------
            Total gross profit (loss)                 226,802         (2,222)

General and administrative expenses                   464,562      1,363,020
Non-cash consulting and legal expense                  76,477        201,250
Non-cash compensation expense                       1,028,863        891,280
Research and development expenses                     122,188         65,975
                                                  -----------    -----------
Loss from operations                               (1,465,288)    (2,523,747)

                                                            (CONTINUED)
















                   The accompanying notes are an integral part of these consolidated financial statements.

                                                     ESSTEC, INC. AND SUBSIDIARY
                    CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
                                                           (CONTINUED)
                                                      2002           2001
                                                  ------------   ------------
Other income (expense)
   Loss of equipment                                  (34,348)             -
   Loss on sale of equipment                          (11,238)             -
   Interest income                                          -            240
   (Interest expense)                                (278,905)        (6,346)
   Other income                                            62         18,000
                                                  -----------    -----------
            Total other income (expense)             (324,429)        11,894

Income (loss) before income taxes                  (1,789,717)    (2,511,853)

Provision for income taxes                                800              -
                                                  -----------    -----------
Net loss                                           (1,790,517)    (2,511,853)

Other comprehensive loss
   Foreign currency translation adjustment               (717)        (2,235)
                                                  -----------    -----------
Comprehensive loss                                $(1,791,234)   $(2,514,088)
                                                  ===========    ===========
Basic and diluted comprehensive loss
     per common share                             $     (0.49)   $     (0.57)
                                                  ===========    ===========
Weighted-average number of common shares
     outstanding used to compute basic
     and diluted loss per share                     3,661,847      4,435,288
                                                  ===========    ===========




















                   The accompanying notes are an integral part of these consolidated financial statements.

                                                     ESSTEC, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF SHAREHOLDERS'EQUITY (DEFICIT)
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

                                                                                               Accumulated
                                  Common Stock                                                   Other
                               ------------------   Common            Deferred    Additional     ompre-
                               Number of             Stock   Treasury  Compen-     Paid -In      hensive   Accumulated
                                Shares    Amount   Committed  Stock    sation       Capital       Loss      Deficit        Total
                               --------- --------- --------- -------- ----------- ------------ ----------- ------------ ------------
Balance at December 31, 2000   4,587,195 $  4,587  $      -  $     -  $ (170,399) $ 1,386,644  $        -  $  (894,839) $   325,993

Issuance of common
   stock for cash                158,785      159         -        -           -      636,589           -            -      636,748
Issuance of common stock as
   compensation expense            9,028        9         -        -           -       45,131           -            -       45,140
Issuance of stock options
   and warrants to employees
   as compensation expense             -        -         -        -           -      811,250           -            -      811,250
Issuance of stock options
   to consultant as
   consulting expense                  -        -         -        -           -      125,250           -            -      125,250
Amortization of deferred
   compensation                        -        -         -        -      32,640                        -            -       32,640
Exercise of stock options
   with cash                     235,000      235         -        -           -       12,015           -            -       12,250
Exercise of stock options
   in lieu of compensation       225,000      225         -        -           -        2,025           -            -        2,250
Exercise of warrants with cash     5,000        5         -        -           -        4,995           -            -        5,000
Committed stock recorded
   for exercise of warrants            -        -    30,000        -           -            -           -            -       30,000
Committed stock recorded
   as consulting expense               -        -    46,000        -           -            -           -            -       46,000
Contribution of founders'
   shares                     (1,722,109)  (1,722)        -        -           -        1,722           -            -            -
Cancellation of treasury
   stock                        (255,782)    (256)        -        -           -          256           -            -            -
Foreign currency
   translation adjustment              -        -         -        -           -            -      (2,235)           -       (2,235)
Net loss                               -        -         -        -           -            -           -   (2,511,853)  (2,511,853)
                              ---------- --------  --------  -------- ----------  -----------  ----------  -----------  -----------
Balance at December 31, 2001   3,242,117    3,242    76,000        -    (137,759)   3,025,877      (2,235)  (3,406,692)    (441,567)

(CONTINUED)







                   The accompanying notes are an integral part of these consolidated financial statements.

                                                     ESSTEC, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF SHAREHOLDERS'EQUITY (DEFICIT)
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
(CONTINUED)

                                                                                               Accumulated
                                  Common Stock                                                   Other
                               ------------------   Common            Deferred    Additional     Compre-
                               Number of             Stock   Treasury  Compen-     Paid -In      hensive   Accumulated
                                Shares    Amount   Committed  Stock    sation       Capital       Loss      Deficit        Total
                               --------- --------- --------- -------- ----------- ------------ ----------- ------------ ------------
Issuance of common
   stock for cash                 17,000       17         -        -           -       84,983           -            -       85,000
Issuance of committed
   stock                         129,524      130   (80,000)       -           -       79,870           -            -            -
Issuance of stock options
   and warrants to employees
   as compensation                     -        -         -        -    (766,250)   1,350,000           -            -      583,750
Issuance of warrants
   for services rendered               -        -         -        -           -       76,477           -            -       76,477
Amortization of employee
   stock options                       -        -         -        -     287,614      150,000           -            -      437,614
Adjustment of deferred
   compensation                        -        -         -        -     139,254     (139,254)          -            -            -
Exercise of warrants in
   lieu of payment of
   accounts payable              274,102       274        -        -           -       81,957           -            -       82,231
Exercise of warrants in
   lieu of compensation           25,000        25        -        -           -        7,474           -            -        7,499
Exercise of warrants
   for cash                      518,253       518   15,000        -           -      144,959           -            -      160,477
Issuance of common stock
   as interest expense            53,500        53        -        -           -      267,447           -            -      267,500
Collection of loan receivable
   in lieu of issuance of
   committed stock                     -         -   (1,000)       -           -            -           -            -       (1,000)
Foreign currency
   translation adjustment              -         -        -        -           -            -        (717)           -         (717)
Net loss                               -         -        -        -           -            -           -   (1,791,169)  (1,791,169)
                               --------- --------- --------  -------  ----------  -----------  ----------  -----------  -----------
Balance at December 31, 2002   4,259,496 $   4,259 $ 10,000  $     -  $ (477,141) $ 5,129,790  $   (2,952) $(5,197,861) $  (533,905)
                               ========= ========= ========  =======  ==========  ===========  ==========  ===========  ===========





















                   The accompanying notes are an integral part of these consolidated financial statements.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
                                                     2002          2001
                                                ------------   -----------
Cash flows from operating activities
   Net loss                                     $(1,790,517)   $(2,511,853)
   Adjustments to reconcile net loss to
     net cash used in operating activities:
       Depreciation and amortization                 39,846         46,558
       Bad debt expense                              68,215       (110,000)
       Loss on equipment disposal                    45,586              -
       Write-off of deferred offering costs               -        206,892
       Stock-based compensation                   1,021,364        891,280
       Common stock issued for
             for services rendered                   76,477        125,250
       Common stock issued and committed
             for services                                 -         76,000
       Common stock issued as interest expense      267,500              -
       (Increase) / decrease in:
           Accounts receivable                       19,462        188,088
           Other receivable                          29,351        (15,357)

           Related party receivables                 46,528         (9,584)
           Prepaid expenses                         (36,854)        (8,279)
           Other assets                              23,699        (19,157)
       Increase / (decrease) in :
           Accounts payable                        (161,661)       175,688
           Accrued expenses                          32,977         72,515
           Due to related parties                    29,616        120,831
           Deferred compensation                     28,503        112,115
           Deferred revenue                               -        (38,274)
                                                -----------    -----------
       Net cash used in operating activities       (259,908)      (697,287)
                                                -----------    -----------
Cash flows from investing activities
           Proceeds from equipment sales             12,867              -
           Purchase of property and equipment             -        (28,408)
                                                -----------    -----------
           Net cash provided by (used in)
                 investing activities                12,867        (28,408)


                                                         (CONTINUED)









                   The accompanying notes are an integral part of these consolidated financial statements.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
                                                          (CONTINUED)
                                                     2002          2001
                                                -------------  ------------
Cash flows from financing activities
           Net proceeds from note payable             20,000             -

           Payments on capital lease obligation       (4,439)            -

           Proceeds from the exercise of stock options     -        12,250
           Proceeds from the exercise warrants       160,477         5,000
           Proceeds from sale of common
                 stock and warrants                   85,000       636,748
                                                ------------   -----------
           Net cash provided by financing
                 activities                          261,038       653,998

Effect of exchange rate changes on cash                 (717)       (2,235)
                                                ------------   -----------
Net increase (decrease) in cash                       13,280      (73,932)

Cash, beginning of period                              9,384       83,316
                                                ------------   ----------
Cash, end of period                             $     22,664   $    9,384
                                                ============   ==========
Supplemental disclosures of cash flow information
           Interest paid                        $        822   $        -
                                                ============   ==========
           Income taxes paid                    $        800   $        -
                                                ============   ==========

Supplemental disclosures of non-cash investing and financing activities

  During the year ended December 31, 2001, the Company:

  o issued 225,000 shares of common stock to an employee for the exercise of stock options. Payment was made by the conversion of accrued compensation totaling $2,250.

  o issued 9,028 shares of common stock as compensation expense totaling $45,140

  o committed to issue 100,000 shares of common stock to an officer of the Company when he exercised warrants to purchase the shares for $30,000 in accrued consulting fees.

  During the year ended December 31, 2001, the Company:

  o committed to issue 13,143 shares of common stock to a consultant for services. The Company recorded $46,000 of consulting expense related to the transaction.

                   The accompanying notes are an integral part of these consolidated financial statements.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

Supplemental  disclosures  of  non-cash   investing  and  financing   activities
        (Continued)

  o recorded compensation expense of $891,280 related to options and warrants issued to employees at exercise prices below the market value of the Company's common stock.

  o recorded consulting expense of $125,250 related to options issued to purchase 37,500 shares of common stock for services rendered.

  During the year ended December 31, 2002, the Company:

  o issued 100,000 shares of common stock from committed stock to an officer upon the exercise of warrants to purchase 100,000 shares of common stock at $0.30 per share. In lieu of a cash payment for the exercise, the Company converted $30,000 of accrued consulting fees.

  o issued 12,857 shares of common stock from committed  stock to a  vendor  for services totaling $45,000.

  o issued 16,667 shares of common stock from committed stock upon the exercise of warrants.

  o issued 25,000 shares of common stock from the cashless exercise of warrants by an officer of the Company in lieu of deferred compensation totaling $7,500.

  o issued 53,500 shares of common stock to a debtor for the extension of the due date of a note payable. In relation to this transaction, the Company recorded interest expense totaling $267,500.

  o recorded compensation expense totaling $437,614 for the amortization of stock options issued to an employee at an exercise price below the market value of the Company's common stock.

  o issued 274,102 shares of common stock from the cashless exercise of warrants by a related party vendor in lieu of accounts payable totaling $82,231.

  o recorded compensation expense totaling $341,250 and $766,250 of deferred compensation related to options and warrants issued to an employees at an exercise price below the market value of the Company's common stock.

  o issued warrants to purchase 20,000 shares of common stock for services rendered and recorded legal expense totaling $76,477.


                   The accompanying notes are an integral part of these consolidated financial statements.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 1 - NATURE OF BUSINESS AND ORGANIZATION

         Essential Tech, Inc. was incorporated on February 11, 2000 in the state of Nevada and effected a name change to Esstec, Inc. ("Esstec") on October 6, 2000. Esstec is a professional services company that focuses on e-commerce initiatives, interactive multimedia, and mobile software applications for clients in various industries, including the telecommunications and entertainment industries. The majority of Esstec's U.S. clients are in Southern California. The majority of clients served by Esstec's Pakistan office are located in Pakistan.

         In February 2001, Esstec established a branch office in Dubai in the United Arab Emirates. In December 2001, this office was closed.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Principles of Consolidation

         ---------------------------
         The accompanying consolidated financial statements include the accounts of Esstec and its 100% wholly owned subsidiary, Essential Tec of Pakistan, (collectively, the "Company"). All material inter-company transactions and balances have been eliminated.

         Cash and cash equivalents
         -------------------------
         The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents. The Company maintains its cash in bank deposit accounts that may exceed federally insured limits. The company has not experienced any losses in such accounts.

         Use of estimates
         ----------------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Revenue Recognition
         -------------------
         For  software  installation  and  consulting  contracts,   the  Company
         recognizes revenue based on the following:

         o For fixed fee contracts, the Company recognizes revenue based on the percentage completed, calculated as either the number of direct labor hours in the project to date divided by the estimated total direct labor hours, or based upon the completion of specific task benchmarks. It is the Company's policy to record contract losses in their entirety in the period in which such losses can be estimated.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

             Any revenues associated with pre-payments or pre-billings are deferred until revenue is earned.

         o For non-fixed fee jobs, revenue is recognized as services are performed and adjusted to realization value, if necessary.

         o There were not any significant post-contract support obligations at the time of revenue recognition for any contracts in progress or completed during the year-ended December 31, 2002 and 2001. The
             Company's accounting policy regarding vendor and post-contract support obligations is based on the terms of the customers' contract, which are billable upon the occurrence of the post-contract support. Any prepayments are deferred until the support period was complete.

         Comprehensive Loss
         ------------------
         The Company utilizes Statement of Financial Accounting Standards ("SFAS") No. 130. "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive loss and its components in a financial statement. Comprehensive loss as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive loss, which are excluded from net loss, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive loss presented in these consolidated financial statements resulted from translations of foreign currency financial statements.

         Property and Equipment
         ----------------------
         Property and equipment are stated at cost. Depreciation is provided on a straight-line basis over estimated useful lives as follows:

                  Computer equipment                      4 years
                  Computer software and hardware     3 to 5 years
                  Furniture and office equipment         10 years
                  Vehicles                                5 years

         Expenditures for replacements and betterments are capitalized while repairs and maintenance are charged to expense as incurred.

         Fair Value of Financial Instruments
         -----------------------------------
         For certain of the Company's financial instruments, including cash, accounts receivable, other receivables, related part receivables, accounts payable, accrued expenses, due to related parties, the carrying amounts approximate fair value due to their short maturities. The amount shown for the capital lease obligation also approximates fair value because current interest rates offered to the Company for debt similar maturities are substantially the same.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Stock Options and Warrants
         --------------------------
         SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company has chosen to account for stock-based compensation using Accounting Principles Board Opinion No. 25,
         "Accounting for Stock Issued to Employees" and has adopted the disclosure only provisions of SFAS 123. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee is required to pay for the stock.

         The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 96-18 ("EITF 96-18"), "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services". Valuation of shares for services is based on the estimated fair market value of the services performed.

         Software Development Costs
         --------------------------
         Software development costs are capitalized in accordance with SFAS No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed." Capitalization of software development costs begins upon the establishment of technological feasibility and is discontinued when the product is available for sale. The establishment of technological feasibility requires considerable judgment by management. Amortization of capitalized software development costs is provided on a product-by-product basis on the straight-line method over the estimated economic life of the products (not to exceed five years).


         At December 31, 2002 and 2001, the Company did not have any capitalized software costs as its EssFlow system, a software application platform that allows for central communication and data storage for multiple parties, had not yet met criteria specified in SFAS No. 86 to require capitalization.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Income Taxes
         ------------
         The Company utilizes SFAS No. 109, "Accounting for Income Taxes, "which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax return. Under this method, deferred income taxes are recognized for the tax consequences in the future years of differences between the tax basis of assets and liabilities and their financial report amounts at each period end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

         Loss per Share
         --------------
         Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

         Concentrations of Credit Risk
         -----------------------------
         The Company sells its products throughout the United States, extends credit to its customers, and performs ongoing credit evaluations of such customers. The Company does not obtain collateral to secure its accounts receivable. The Company evaluates its accounts receivable on a regular basis for collectability and provides for an allowance for potential credit losses as deemed necessary.

         Two customers accounted for 68% and 32% of the Company's net sales to companies related through common major shareholders for the year ended December 31, 2002. Four customers accounted for 29%, 14%, 11%, and 10% of the Company's net sales to non-affiliates for the year ended December 31, 2002. Two customers accounted for 48% and 35% of the Company's net sales for the year ended December 31, 2001. At December 31, 2002 and 2001 amounts due from one customer were 14% and 0%.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Segment Reporting
         -----------------
         Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. Currently, SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment.

         Recently Issued Accounting Pronouncements
         -----------------------------------------
         In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143,
         "Accounting for Asset Retirement Obligations". SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

         In May 2002, the Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds the automatic treatment of gains or losses from extinguishments of debt as extraordinary unless they meet the criteria for extraordinary items as outlined in APB Opinion No. 30, Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 145 also requires sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions and makes various technical corrections to existing pronouncements. The provisions of SFAS 145 related to the rescission of FASB Statement 4 are effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. All other provisions of SFAS 145 are effective for transactions occurring after May 15, 2002, with early adoption encouraged. The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

         In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Recently Issued Accounting Pronouncements (Continued)
         -----------------------------------------------------
         disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under Issue 94-3 a liability for an exit cost as defined, was recognized at the date of an entity's commitment to an exit plan. The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

         In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions." SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include certain financial institution-related intangible assets. The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

         In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

         In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The Statement is effective for the Companies' interim reporting period ending January 31, 2003. The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

         On April 30 2003, the FASB issued FASB Statement No. 149 (FAS 149), Amendment of Statement 133 on Derivative Instruments and Hedging Activities. FAS 149 amends and clarifies the accounting guidance on (1) derivative instruments (including certain derivative instruments embedded in other contracts) and (2) hedging activities that fall within the scope of FASB Statement No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities. FAS 149 also amends certain other existing pronouncements, which will result in more consistent reporting of contracts that are derivatives in their entirety or that contain embedded derivatives that warrant separate accounting. FAS 149 is effective (1) for contracts entered into or modified after June 30, 2003, with certain exceptions, and (2) for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively. The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

         On May 15, 2003, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 150 (FAS 150), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. FAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, FAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. FAS 150 affects an entity's classification of the following freestanding instruments:
         a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) FAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in FAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of FAS 150 for the fiscal period beginning after December 15, 2003. The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

         Reclassifications
         -----------------
         For  comparative   purposes,   prior  year's   consolidated   financial
         statements   have   been    reclassified   to   conform   with   report
         classifications of the current year.

NOTE 3 - PROPERTY AND EQUIPMENT

         Property  and   Equipment   are  stated  at  cost.   Depreciation   and
         amortization of property and equipment are computed using the methods as described in Note 2.

         Property and equipment at December 31, 2002 and 2001, consists of the following:

                                                     2002           2001
                                                 --------       --------
             Computer equipment                  $ 36,566       $ 36,566
             Computer software and hardware        53,046        136,670
             Furniture and office equipment        15,950         16,149
             Vehicles                              19,624         19,624
                                                 --------       --------
                                                  125,186        209,009
             Less accumulated depreciation         75,769          63017
                                                 --------       --------
                  Total                          $ 49,417       $145,992
                                                 ========       ========

         Depreciation expense was $39,846 and $46,558 for the years ended December 31, 2002 and 2001, respectively.

NOTE 4 - COMMITMENTS

         Leases
         ------
         Prior to July 2001, the Company leased its corporate offices under a month-to-month operating lease. Rent expense was $ -0- and $50,317 for the years ended December 31, 2002 and 2001, respectively, including $-0- and $36,670, respectively, paid to two related parties.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 4 - COMMITMENTS (Continued)

         From July 2001 to December 2002, the Company used its premises rent-free. The Company has not recorded contributed capital for this period as the value of the contributed rent is not material.

         In January 2001, the Company entered into a capital lease agreement for the purchase of a vehicle. The lease is for 36 months and requires monthly payments of $506, including interest at 19% per annum.

         Future minimum payments under this capital lease at December 31, 2002 were as follows:

                           Year Ended December 31, 2003            $6,072
                           ----------------------------
                           Less amount representing interest          649
                                                                   ------
                                    Current portion                $5,423
                                                                   ======

         Agreements
         ----------
         On February 1, 2001, the Company entered into a consulting agreement with one of its Board members to assist the Company in managing its business operations and growth. The Board member received a retainer fee of $25,000 and was granted stock options to purchase a total of 295,000 shares of common stock at various terms as compensation as of December 31, 2001.


         On July 15, 2001, the Company entered into a consulting agreement with a consultant to assist the Company in analyzing its business development opportunities and exploring strategic alliances for a service fee of $100,000, which is personally guaranteed by an officer of the Company. In addition, the Company issued options to purchase 75,000 shares of common stock, which are exercisable at $3.50 per share upon the consultant generating $250,000 in revenues for the Company. As of December 31, 2001, the Company accrued $100,000 for the service fee and recorded consulting expense of $125,250 for the issuance of stock options to the consultant.

         On September 5, 2001, the Company entered into a consulting agreement with an individual for assistance in business development, advising on marketing, developing strategic alliances, and advising on fundraising. The consultant is to receive a 3% commission on all realized revenues. As of December 31, 2001, the Company also issued to the consultant options to purchase 150,000 shares of common stock, which are exercisable at $3.50 per share and vest over a six-month period.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 4 - COMMITMENTS (Continued)

         On February 15, 2002, the Company entered into a one-year teaming agreement with a software developer. The Company has the right to acquire the license rights to use the developer's software technology and to purchase the software product at a 30% discount. The Company has also agreed to joint bid with the developer in order to obtain more customers.

         See note 8 for related party agreements.

NOTE 5 - NOTE PAYABLE

         On January 2002, the Company entered into an amendment agreement to a promissory note originally dated April 30, 2001 with a third party for $50,000. The note was originally scheduled to mature on May 21, 2001, however, it was extended to June 17, 2002. The Company issued 28,500 shares of common stock for the extending the original due date. The Company recorded fair value of shares issued amounting to $142,500 as interest expense in the accompanying financial statements for the year ending December 31, 2002.

         As an interest penalty upon default in June 2002, 25,000 additional shares of common stock were issued to the third party, by the terms of the agreement. The Company recorded fair value of shares issued amounting to $125,000 as interest expense in the accompanying financial statements for the year ending December 31, 2002. At December 31, 2002, the balance outstanding on the note amounted to $20,000. The note is unsecured and bears interest at 18% until fully paid.

         On October 2002, the Company entered into a promissory note agreement with a third party for $25,000. The note matures in July 2003 or when the Company receives any equity financing of $1,000,000 or more, whichever is earlier. The note bears interest at 12% per annum.


NOTE 6 - SHAREHOLDERS' DEFICIT

         Preferred Stock
         ---------------
         On April 30, 2001, the Board of Directors approved to increase the number of authorized shares of preferred stock, $0.001 par value, from 500,000 to 5,000,000.

         Common Stock
         ------------
         On April 30, 2001, the Board of Directors approved to increase the number of authorized shares of common stock, $0.001 par value, from 10,000,000 to 50,000,000.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 6 - SHAREHOLDERS' DEFICIT (Continued)

         Common Stock Issued during the Year Ended December 31, 2001
         -----------------------------------------------------------
         On May 18, 2001, the Company issued 5,000 shares of common stock for cash totaling $5,000 upon exercise of warrants to purchase common stock at $1 per share.

         On June 27,2001, the Company issued 225,000 shares of common stock to an employee for the exercise of stock options. Payment was made by the conversion of accrued compensation totaling $2,250.

         On September 24, 2001, the Company issued 9,028 shares of common stock as compensation expense totaling $45,140.

         On December 1, 2001, the Company committed to issue 100,000 shares of common stock to an officer of the Company when he exercised warrants to purchase the shares for $30,000 in accrued consulting fees.

         During the year ended December 31, 2001, the Company issued 158,785 shares of common stock for cash totaling $636,748.

         During the year ended December 31, 2001, the Company issued 235,000 shares of common stock for the exercise of stock options with cash totaling $12,250.

         During the year ended December 31, 2001, the Company committed to issue 13,143 shares of common stock to a consultant for services. The Company recorded $46,000 of consulting expense related to the transaction.

         Common Stock Issued during the Year Ended December 31, 2001 (Continued)
         -----------------------------------------------------------------------
         On October 1, 2001, certain shareholders of the Company, including founders, contributed back to the Company 1,722,109 shares of common stock in exchange for warrants to purchase 1,772,109 shares of common stock at an exercise price of $0.30 per share. The warrants expire if not exercised prior to the filing of a registration statement with the Securities and Exchange Commission.

         Common Stock Issued during the Year Ended December 31, 2002
         -----------------------------------------------------------
         In January 2002, the Company issued 12,857 shares of common stock from committed stock for services rendered totaling $45,000.

         In February 2002, the Company issued 17,000 shares of common stock for cash totaling $85,000.

         In March 2002, the Company issued 25,000 shares of common stock from the non-cash exercise of warrants by an officer of the Company in lieu of deferred compensation totaling $7,499.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 6 - SHAREHOLDERS' DEFICIT (Continued)

         During the year ended December 31, 2002, the Company issued 28,500 and 25,000 shares of common stock to a creditor for the extension of the due dates of the note payable and recorded interest expense totaling $142,500 and $125,000, respectively.

         During the year ended December 31, 2002, the Company issued 518,253 shares of common stock for the exercise of warrants with cash totaling $145,477 and recorded committed stock totaling $15,000.

         During the year ended December 31, 2002, the Company issued 129,524 shares of common stock from committed stock totaling $80,000.

         During the year ended December 31, 2002, the Company issued 100,000 shares of common stock from committed stock to an officer upon the exercise of warrants to purchase 100,000 shares of common stock at $0.30 per share. In lieu of a cash payment for the exercise, the Company converted $30,000 of accrued consulting fees.

         During the year ended December 31, 2002, the Company issued 16,667 shares of common stock from committed stock upon the exercise of warrants.

         Stock Option
         ------------
         The Company adopted the 2000 Incentive and Non-Statutory Stock Option Plan (the "Plan") on March 1, 2000 and reserved 1,000,000 shares of common stock for grants of stock options under the Plan. Generally, options granted under the Plan expire upon the earlier of one or two years from the date of grant (the duration of employment in the case of an incentive stock option granted to two officials of the Company) or up to the optionee's termination of employment or service. On March 16, 2001, the Board of Directors approved to increase the number of reserved shares from 1,000,000 to 2,000,000. On March 1, 2002, the Board of Directors approved an increase in the number of reserved shares from 2,000,000 to 3,000,000.

         The Company has adopted only the disclosure provisions of SFAS No. 123. It applies APB Opinion No. 25 and related interpretations in accounting for its plans and does not recognize compensation expense for its stock-based compensation plans other than for stock and options/warrants issued to outside third parties and for options issued to employees where the exercise price is less than the fair market value of the Company's common stock at the grant date, where the Company recognizes the difference between the exercise price and the fair market value of the stock as compensation expense over the period of the service.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 6 - SHAREHOLDERS' DEFICIT (Continued)

         Stock Options (Continued)
         -------------------------
         During the year ended December 31, 2001 the Company recorded compensation expense of $421,280 related to options issued to employees at exercise prices below the market value of the Company's common stock. No options were issued to employees during 2002 below market price of common stock.

         During  the  year  ended  December  31,  2001,  the  Company   recorded
         consulting expense of $125,250 related to options issued to purchase 37,500 shares of common stock for services rendered.

         During the year ended December 31, 2002, the Company recorded compensation expense totaling $437,614 for the amortization of stock options issued to an employee at an exercise price below the market value of the Company's common stock.

         During the year ended December 31, 2002, the Company issued options to purchase 221,500 shares of common stock to employees. The options were immediately exercisable at $5 per share. Related to these issuances, the Company recognized $341,250 of compensation expense and $766,250 of deferred compensation.

         During the year ended December 31, 2002, the Company canceled stock options to purchase 50,000 shares of common stock held by one of its shareholders based on the original stock option agreement. Per the agreement, the stock options expired upon the Company filing a registration statement with the Securities and Exchange Commission.

         During the year ended December 31, 2002, the Company canceled stock options to purchase 24,863 shares of common stock held by one of its officers as a result of the officer's termination in September 2002.

         If the Company had elected to recognize compensation expense based upon the fair value at the grant date for awards under its plan consistent with the methodology prescribed by SFAS No. 123, the Company's net loss and loss per share would be increased to the pro forma amounts indicated below for the year ended December 31, 2002 and 2001:

                                                       2002                2001
                                           ----------------   -----------------
            Net loss
              As reported                  $    (1,790,517)   $     (2,511,853)
              Pro forma                    $    (2,052,517)   $     (3,387,349)
            Basic and diluted loss per common share
              As reported                  $         (0.49)   $          (0.57)
              Pro forma                    $         (0.56)   $          (0.76)

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 6 - SHAREHOLDERS' DEFICIT (Continued)

         The fair value of these options was estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for the year ended December 31, 2002 and 2001: dividend yields of 0% and 0%, respectively; expected volatility of 50% and 85%, respectively; risk-free interest rates of 4.0% and 3.6%, respectively; and expected lives of five and 1.91 years, respectively.

         The weighted-average fair value of options granted during the year ended December 31, 2002 for which the exercise price equaled the market price on the grant date was $2.41, and the weighted-average exercise price was $5.00. The exercise price of all options issued during the year equaled their market price at the grant date.

         The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

         The following summarizes the stock option transactions under the Plan:
           -------------------------------- ------------ ----- --------------
                                              Number of        W.Ave exercise
                                               shares          price
           -------------------------------- ------------ ----- --------------
           Outstanding December 31, 2000                   $         0.38
                                               973,900
           -------------------------------- ------------ ----- --------------
           Granted during the year           1,075,000     $         3.22
           -------------------------------- ------------ ----- --------------
           Exercised                          (460,000)    $         0.03
           -------------------------------- ------------ ----- --------------
           Forfeited/ Cancelled               (975,127)    $         2.08
           -------------------------------- ------------ ----- --------------
           Outstanding December 31, 2001       613,773     $         2.92
           -------------------------------- ------------ ----- --------------
           Granted During the year             196,500     $         5.00
           -------------------------------- ------------ ----- --------------
           Exercised                           (24,863)    $         5.00
           -------------------------------- ------------ ----- --------------
           Cancelled                           (50,000)    $         5.00
           -------------------------------- ------------ ----- --------------
           Outstanding December 31, 2002       735,410     $         3.77
           -------------------------------- ------------ ----- --------------
           Exercisable at December 31, 2002    735,410     $         3.77
           -------------------------------- ------------ ----- --------------
                                       23

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 6 - SHAREHOLDERS' DEFICIT (Continued)

         Stock Option (Continued)
         ------------------------
         The exercisable price of the options outstanding at December 31, 2002 ranged from $0.01 to $5.00. The weighted-average remaining contractual life of the options outstanding at December 31, 2002 is 7.00 years, and information relating to these options is as follows:

                                                  Weighted-   Weighted-
                                                  Average     Average
                                                 Remaining    Exercise
             Range of     Stock       Stock     Contractual   Price of
             Exercise    Options     Options   Exercisable &  Options    Exerci-
               Prices  Outstanding Exercisable     Life      Outstanding  sable
         ------------- ----------- ----------- ------------- ----------- -------
         $ 0.01 - 0.30       9,853       9,853    7.59 years  $     0.10
         $ 0.50 - 1.50     141,420     141,420    3.91 years  $     1.22
         $        3.50     462,490     462,490    7.55 Years  $     3.50
         $        5.00     121,637     121,637    4.25 years  $     5.00
                       ----------- -----------
                           735,410     735,410
                       =========== ===========

         Warrants  Issued during the Year Ended December 31, 2001 and the Period
         -----------------------------------------------------------------------
         from February 11, 2000 (Inception) to December 31, 2000
         -------------------------------------------------------
         During the year ended December 31, 2001, the Company entered into two finder's fee agreements, whereby warrants to purchase 250,000 shares of the Company's common stock were issued to each finder. Subsequent to December 31, 2001, loan agreements and the warrants issued were rescinded. As of December 31, 2001, none of these warrants were disclosed as outstanding.

         During the year ended December 31, 2001, the Company issued warrants to purchase 100,000 shares of the Company's common stock to a member of the Board of Directors and recorded compensation expense totaling $470,000. In addition, the Company committed to issue 100,000 shares of common stock to the Board member upon the exercise of warrants to purchase 100,000 shares of common stock at $0.30 per share. In lieu of a cash payment for the exercise, the Company converted $30,000 of accrued consulting fees.

         Warrants  Issued during the Year Ended December 31, 2001 and the Period
         -----------------------------------------------------------------------
         from February 11, 2000 (Inception) to December 31, 2000 (Continued)
         -------------------------------------------------------------------
         The following summarizes the warrant transactions:

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 6 - SHAREHOLDERS' DEFICIT (Continued)

         Stock Option (Continued)
         ------------------------
                                                               Weighted-
                                                                Average
                                                 Number of     Exercise
                                                  Shares         Price
                                                -----------   -----------
           Outstanding, December 31, 2000          523,266     $    1.00
              Granted                            2,332,109     $    0.30
              Exercised                           (105,000)    $    0.33
              Forfeited/canceled                  (764,133)    $    0.54
                                                ----------


           Outstanding, December 31, 2001        1,986,242     $    0.39
                                                ==========
              Granted                               20,000          3.82
              Exercised                           (946,879)         0.30
              Cancelled                           (896,421)         0.32
                                                ----------
              Exercisable, December 31, 2002       162,942     $    0.39
                                                ==========

        The  weighted-average   remaining  contractual  life  of  the  warrants
         outstanding at December 31, 2002 and other information relating to these warrants is as follows:

                                                      Weighted-
                                                      Average
                                                     Remaining
               Exercise    Warrants     Warrants    Contractual
                Price     Outstanding  Exercisable      Life
            ------------  -----------  -----------  -----------

            $       1.00      162,942      162,942  2.5 years
                          -----------  -----------

                              162,942      162,942
                          ===========  ===========

         Warrants Issued during the Year Ended December  31, 2002
         --------------------------------------------------------
         In January 2002, the Company issued 100,000 shares of common stock from committed stock to an officer upon the exercise of warrants to purchase 100,000 shares of common stock at $0.30 per share.

         In March 2002, the Company issued 274,102 shares of common stock from the cashless exercise of warrants by a related party vendor in lieu of accounts payable totaling $82,231.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 6 - SHAREHOLDERS' DEFICIT (Continued)

         Stock Option (Continued)
         ------------------------
         In March 2002, the Company issued warrants to purchase 25,000 shares of common stock to an officer of the Company and recorded compensation expense totaling $242,500.

         During the year ended December 31, 2002, the Company issued warrants to purchase 20,000 shares of common stock and recorded legal expense totaling $76,477.

         During the year ended December 31, 2002, the Company canceled warrants to purchase 896,421 shares of common stock held by various shareholders based on the original warrant agreement. Per the agreement, the warrants expired upon the Company filing a registration statement with the Securities and Exchange Commission.

         Underwriter's Agreements
         ------------------------
         On October 26, 2001, the Company signed a letter of intent with its managing underwriter to offer approximately 1,000,000 shares of common stock to the public at a purchase price of $8 to$12 per share. Under the agreement, the Underwriter, was to be issued an over-allotment option to purchase shares of the Company's common stock in an amount up to an additional 15% of the shares to be sold by the Company to be exercisable at the public offering price for a 60-day period.

         The Company was required to compensated its underwriter with the Company's common stock at 10% of the gross proceeds, plus a non-accountable expense allowance of 3% of the gross proceeds. In addition, the Company was to issue the underwriter five-year warrants to purchase common stock at a purchase price of $0.001 per warrant, up to 10% of the shares sold by the Company, upon the effective date of the Company's registration statement. These warrants were exercisable at 120% of the public offering price. The Company also agreed to pay a consulting fee of $3,000 per month over a 24-month period in order to retain the underwriter. On March 3, 2003, the Company canceled the offering and filed a withdrawal of the Registration Statement with the Securities and Exchange Commission.

         See Note 12 for Subsequent Events.

NOTE 7 -  INCOME TAXES

         The differences between the provision for income taxes and income taxes at the federal and statutory tax rate for the year ended December 31, 2002 and 2001 were as follows:

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 7 -  INCOME TAXES (Continued)
                                                       2002        2001
                                                     ------      ------
           ---------------------------------------------------------------
           Income tax at federal statutory tax rate    34.0  %     34.0  %
           ---------------------------------------------------------------
           State tax, net of federal benefit            6.0         6.0
           ---------------------------------------------------------------
           Valuation allowance                        (40.0)      (40.0)
           ---------------------------------------------------------------
               Total                                      -  %        -  %
                                                     ======      ======

         The components of the deferred income tax assets (liabilities) as of December 31, 2002 and 2001 were as follows:
                                                       2002        2001
                                                     ------      ------
           -------------------------------------------------------------
           Options and warrants                 $   439,136  $   24,000
           -------------------------------------------------------------
           Net operating loss carryforwards       1,992,606   1,276,000
                                                -----------  ----------
           -------------------------------------------------------------
                                                  2,431,742   1,300,000
           -------------------------------------------------------------
           Valuation allowance                    2,431,742  (1,300,000)
                                                -----------  ----------
           -------------------------------------------------------------
               Total                            $         -  $        -
                                                ===========  ==========

NOTE 8 - RELATED PARTY TRANSACTIONS

         During the period ended December 31, 2001, the Company had a receivable of $27,725 from Converge and $36,460 from Digitalmen, a subsidiary of Converge Global, Inc., the former founder of Esstec.

         During the period ended December 31, 2001 and 2002, the Company leased office space from two affiliates. The companies are related through common major shareholders. Rent expense paid to these two affiliates aggregated to $36,670 and $0 for the year ended December 31, 2001 and 2002, respectively.

         During the period from February 11, 2000 (inception) to December 31, 2000, in connection with the Company's initial capitalization, the Company granted options to purchase 450,000 shares of common stock to three founding shareholders at an exercise price of $0.01 per share. These options were exercised during the year ended December 31, 2001.

         During the year ended December 31, 2001, the Company had a receivable of $9,899 from Manhattan Capital Partners, LLC, which is owned by one of the Company's officers.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 8 - RELATED PARTY TRANSACTIONS (Continued)

         During the year ended December 31, 2001, Manhattan West, Inc., which is owned by one of the Company's officers, advanced $35,331 to the Company for general working capital for the subsidiary in Pakistan.

         During the year ended December 31, 2001, the Company entered into a consulting agreement with one of its officers for $30,000 to assist the Company in managing its business operations and growth. In December 2001, the Company entered into a debt conversion agreement with the officer which allowed a non-cash exercise of his warrants in lieu of compensation. The warrants were issued at $0.30 per share for a total of 100,000 shares of common stock. The Company did not issue the shares as of December 31, 2001 and recorded the fair value of the compensation as committed stock.

         On September 1, 2001, the Company entered into a consulting agreement with Red Sea Ltd., which is owned by one of the Company's officers, for a total fee of $150,000 to develop acquisition strategies, develop strategic alliances, and develop business and marketing strategies. The consultant will receive a monthly retainer of $24,000 after the successful funding of $5,000,000 in equity financing or $1,000,000 in booked revenues by the consultant. On December 1, 2001, the Company entered into a debt conversion agreement with the consulting firm in order to issue 150,000 of common stock in lieu of the fee of $150,000. The debt conversion agreement for compensation in common stock was cancelled in December 2001. At December 31, 2002, the Company owed $150,000 to Red Sea Ltd. as a due to related party. The note is unsecured, has no maturity date and interest-free.

         On February 1, 2002, the Company entered into a five-year agency agreement with a business developer in Dubai in United Arab Emigrates. The payment to the consultant is contingent upon performance of the following three requirements in order to increase the Company's sales and customer base:

                o The consultant will obtain three contracts from "well reputed"
                  clients,  as defined.
                o The  consultant  will ensure a minimum of five "well  reputed"
                  parties, as defined, will purchase stock in the Company's initial public offering.
                o Within 60 days of the agreement,  the  consultant  will ensure that four "well reputed" parties, as defined, will be shareholders in the Company.

         Upon the completion of the requirements, the consultant will receive options to purchase 300,000 shares of the Company's common stock at an exercise price of $5 per share. The consultant will receive additional options to purchase 300,000 shares of the Company's common stock at an

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 8 - RELATED PARTY TRANSACTIONS (Continued)

         exercise price of $5 per share on the condition that Information Technology sales are obtained for the Company. In addition, the Company will hire two salaried employees in Dubai upon completion of the contract. As of December 31, 2002, none of the requirements had been met, and the Company had not recognized any expense related to the contract. The estimated aggregate value of the options on the execution date of the contract was approximately $3,800,000. The Company will recognize this amount when the options have been earned by the consultant.

         On March 28, 2002, the Company entered into consulting agreement with First Step, Inc. ("First Step"), a related party, whereby the Company will perform development of Corporate Identity and Brand via Web Site development, Logo and Stationary Development. The Company will provide consulting services for $40,000.

         On July 2002, the Company entered into a promissory note agreement with First Step, Inc., a related party for $29,913. The note is unsecured, interest-free, and is payable on demand.

         On September 2002, the Company entered into a promissory note agreement with Manhattan Capital Partners, LLC, which is owned by one of the Company's officers, for $40,000. The note matures in February 15, 2003 with $4,000 loan fee. The Company owes $10,034 principal plus accrued interest of $4,000 at December 31, 2002.

         On November 2002, the Company entered into a consulting agreement with Medflow Solutions, Inc. ("Medflow"), a party related through major shareholders; whereby the Company will customize Medflow's project as per Medflow's requirements. The Company will provide consulting services for a monthly fee of $6,500 for the first three months from the agreement date and a sum of $165,000, payable in monthly installments of $25,000, from December 15, 2002 to February 15, 2003, and $90,000 on the completion of the modifying and customizing the product. The agreement expires in February 2003.

         During the year ended December 31, 2002, the Company recognized software development revenues totaling $124,000 for services rendered to companies owned by directors of the Company.

         During the year ended December 31, 2002, the Company entered into a sales agreement with a related party. The Company will provide consulting services for a monthly fee of $14,000 for a period of one year.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 9 - BASIC AND DILUTED NET LOSS PER SHARE

         Basic and diluted net loss per share for the twelve-month period ended December 31, 2002 and 2001 was determined by dividing net loss for the periods by the weighted average number of basic and diluted shares of common stock outstanding. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

NOTE 10 - SEGMENT INFORMATION

         For internal reporting purposes, management segregates the Company into two divisions as follows for the year ended December 31, 2002 and 2001:

                                                    2002
                               -------------------------------------------------
                                             Essential Tec  Elimin-
                                  Esstec      Of Pakistan   ations     Total
                               -------------------------------------------------
              Net Revenues     $   369,483  $  177,176   $(152,648) $   394,011
              Income (loss)
               from operations $(1,519,757) $   41,239   $  13,230  $(1,465,288)
              Depreciation     $    29,772  $   10,074   $       -  $    39,846

                                                    2001
                               -------------------------------------------------
                                             Essential Tec  Elimin-
                                  Esstec      Of Pakistan   ations      Total
                               ------------- ------------- --------- -----------
              Net Revenues     $   517,398  $   45,947   $ (40,937) $   522,408
              Income (loss)
               from operations $(2,550,988) $   27,241   $       -  $(2,523,747)
              Depreciation     $    30,539  $   16,019   $       -  $    46,558

NOTE 11 - GOING CONCERN

         The Company's consolidated financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has accumulated deficit of $5,197,861 on December 31, 2002. The Company's total liabilities exceeded the total assets by $533,905 as of December 31, 2002. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 11 - GOING CONCERN (Continued)

         Management has taken various steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue on in the subsequent year. Management devoted considerable effort during the year ended December 31, 2002, towards management of liabilities and improving the operations. The Company has a revolving line of credit through their bank to be used as working capital. The management believes that the above actions will allow the Company to continue its operations through the next fiscal year.

NOTE 12 - SUBSEQUENT EVENT

         Agreement and Plan of Merger
         On April 28, 2003, the Company entered into an Agreement with Alpha Virtual, Inc. (AV) in a Plan of Merger (the "Merger"). In accordance with the Merger, on May 8, 2003, (AV), through its wholly-owned subsidiary, Alpha Acquisition Corporation, a Nevada corporation ("Merger Sub"), acquired the Company in exchange for 4,276,162 shares of AV's Common Stock. The transaction contemplated by the Agreement was intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

         The stockholders of the Company (aggregating approximately 100), subsequent to the Merger, now own approximately 74% of AV's common stock outstanding as of May 8, 2003 (excluding any additional shares issuable upon outstanding options, warrants and other securities convertible into our common stock).

         Under Delaware law, AV did not need the approval of our stockholders to consummate the merger, as the constituent corporations in the merger were Merger Sub and the Company, each of which are business entities incorporated under the laws of Nevada. AV is not a constituent corporation in the Merger.

         Upon consummation of the Merger, the members of the Board of Directors of AV consisted of Charles Lesser, Saif Mansour, Bill Cheung, Faysal Al-Zarooni, and Wajid Mirza.

         For accounting purposes, this transaction would be accounted for as a reverse merger, since the shareholders of the Company own a majority of the issued and outstanding shares of AV common stock.

         Unaudited pro-forma revenue, net income and income per share assuming the transaction had been completed at the beginning of the periods reported on, pro-forma financial results would be as follows:

                                                     ESSTEC, INC. AND SUBSIDIARY
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------
NOTE 12 - SUBSEQUENT EVENT (Continued)

         Agreement and Plan of Merger (Continued)
         ----------------------------------------
                                          Year ended December 31
                                          ----------------------
                                                (Unaudited)
                                                -----------
                                       2002                   2001
                                       ----                   ----
            Revenue                    $     529,117          $     571,650
            Net loss for the period    $  (3,623,617)         $  (5,470,780)
            Loss per share             $       (0.68)         $       (1.16)


         The combined unaudited pro-forma information presented above combines financial information for the year ended December 31, 2002 and 2001 for the Company and the year ended March 31, 2003 and 2002 for AV.